[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)
                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                   JUNE 30, 2000

                               [graphic omitted]

                               MFS(R) INSTITUTIONAL
                               EMERGING MARKETS
                               DEBT FUND

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman, Chief    Massachusetts Financial Services Company
Executive Officer, and Director, MFS    500 Boylston Street
Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGER                       contact your investment professional.
Matthew W. Ryan*
                                        CUSTODIAN
TREASURER                               State Street Bank and Trust Company
James O. Yost*
                                        AUDITORS
ASSISTANT TREASURERS                    Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                         WORLD WIDE WEB
                                        www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2000, the fund provided a total return of 20.80%, including the reinvestment of any distributions, which compares to a 20.74% return for the average emerging markets debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. Over the same period, the fund's return compares to a return of 2.26% for one of the fund's benchmarks, the J.P. Morgan Emerging Local Markets Index (the ELMI), which is comprised of local-currency, short-term instruments. The fund's custom index, a blend of 50% of the ELMI and 50% of the J.P. Morgan Emerging Markets Bond Index Global (the EMBIG) returned 11.25%. The EMBIG is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans). The fund typically invests half its net assets in Brady bonds and half in local-currency instruments.

Emerging-markets fixed-income securities have produced solid returns over the past 12 months. As indicated by the performance of the indices, emerging markets dollar-denominated bonds have experienced particularly strong returns. Returns have been led by the remarkable performance of Russian bonds. Other outperforming markets include Algeria and Venezuela. Brazil's bonds have performed well over the past 12 months, although returns were somewhat lackluster in 2000. Currency returns have been more modest over the past 12 months, as the ELMI delivered negative returns over the past six months. Outside of the Mexican peso and Turkish lira, both of which experienced solid returns, the performance of other currencies, particularly those in Asia, was generally poor.

The fund has outperformed its benchmarks due largely to good country selection in the bond portfolio and successful tactical positioning in the currency portfolio. In the bond portfolio, overweighted positions relative to the indices in Russia, Brazil, and Algeria were major contributors to the fund's strong return. The fund also benefited from an underweighting in Argentina, a major part of the ELMI, and by avoiding default or near-default situations in Nigeria, the Ivory Coast, Ecuador, and Ukraine. In the case of currencies, the fund gained from its exposure to the Mexican peso, the Polish zloty, and the Turkish lira. We also benefited relative to the benchmark from our underweighting in Asian currencies.

We believe our research-intensive approach to emerging-markets fixed-income investing has benefited from a market environment in which shifts in credit fundamentals for sovereign and corporate bonds have been reflected in quick and severe price movements. Moreso than in the past, we believe such an environment may reward investors who correctly anticipate negative as well as positive credit events. By the same token, we feel the market can be unforgiving for momentum traders or those who simply reach for yield without regard for business fundamentals.

We remain positive about emerging-markets fixed-income investments going forward. In our opinion, the global environment is generally supportive and underlying fundamentals in a number of countries continue to show improvement. That said, potential problems exist in various countries, and we have positioned the fund to try to limit anticipated downside risks.

     Respectfully,

 /s/ Matthew W. Ryan

     Matthew W. Ryan
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Matthew W. Ryan is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Markets Debt Fund and MFS(R) Emerging Markets Debt Fund.

Before joining the firm in 1997, Mr. Ryan worked for four years as an economist at the International Monetary Fund and for five years as an international economist with the U.S. Treasury Department. He was named portfolio manager in 1998 and Vice President in 1999. He is a graduate of Williams College and earned a master's degree in international economics and foreign policy from Johns Hopkins University. Mr. Ryan is also a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks total return (high current income and long-term growth of capital).

Commencement of investment operations: August 7, 1995

Size: $4.1 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 7, 1995, through June 30, 2000. Index information is from August 1, 1995.)

                             50% J.P. Morgan   50% J,P Morgan
                 MFS          Emerging Local   Emerging Local
             Institutional    Markets Index/    Markets Index/    J.P. Morgan
               Emerging      50% J.P. Morgan   50% J.P. Morgan      Emerging
               Markets          Emerging       Emerging Markets      Local
                Debt          Markets Bond       Bond Index          Markets
                Fund           Index Plus          Global             Index
--------------------------------------------------------------------------------
8/95         $3,000,000        $3,000,000        $3,000,000        $3,000,000
6/96          3,387,910         3,635,550         3,617,190         3,257,740
6/97          4,160,070         4,425,000         4,350,990         3,619,050
6/98          4,229,690         4,047,050         3,982,910         2,956,240
6/99          4,237,240         4,773,180         4,760,040         4,225,490
6/00          5,118,531         5,398,981         5,295,400         4,320,811


TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
                                                                               1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                       +20.80%              +23.04%              +70.62%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                   +20.80%              + 7.16%              +11.52%
---------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                               1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------------------------------
Average emerging markets debt fund+                                           +20.74%              + 2.45%              +14.40%
---------------------------------------------------------------------------------------------------------------------------------
50% J.P. Morgan Emerging Local Markets Index/
50% J.P. Morgan Emerging Markets Bond Index Plus++                            +13.11%              + 6.86%              +12.69%
---------------------------------------------------------------------------------------------------------------------------------
50% J.P. Morgan Emerging Local Markets Index/
50% J.P. Morgan Emerging Markets Bond Index Global                            +11.25%              + 6.77%              +12.25%
---------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Local Markets Index**                                    + 2.26%              + 6.09%              + 7.70%
---------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, August 7, 1995, through June 30, 2000.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
 ** Source: Standard & Poor's Micropal, Inc.
 ++ Effective December 31, 1999, we no longer consider this to be a fund benchmark because we believe our remaining benchmarks better reflect the fund's investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Bonds - 67.9%
--------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)        VALUE
--------------------------------------------------------------------------------
  Algeria - 2.2%
    Algeria Tranche 1 Loans, 6.813s, 2004                 $      60   $   49,350
    Algerian Tranche 3 Loans Agreement, 1s, 2010          JPY 3,500       20,291
    Algeria Tranche 3 Loans, 6.813s, 2010+                       25       19,313
                                                                      ----------
                                                                      $   88,954
--------------------------------------------------------------------------------
  Argentina - 7.5%
    Autopistas del Sol S.A., 10.25s, 2009 (Industrial)##  $      30   $   25,200
    Cablevision S.A., 13.75s, 2007 (Cable Television)##          20       18,600
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                         32       23,360
    Republic of Argentina, 11.375s, 2010                         13       11,823
    Republic of Argentina, 11.75s, 2015                         109       98,972
    Republic of Argentina, 12.125s, 2019                         40       37,600
    Republic of Argentina, 9.75s, 2027                          120       93,000
                                                                      ----------
                                                                      $  308,555
--------------------------------------------------------------------------------
  Brazil - 13.6%
    Bahia Sul Celulose S.A., 10.625s, 2004 (Forest and
      Paper Products)##                                   $      20   $   19,600
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks and
      Credit Cos.)##                                            130      121,550
    Federal Republic of Brazil, 7.438s, 2009                     30       25,088
    Federal Republic of Brazil, 14.5s, 2009                      35       37,393
    Federal Republic of Brazil, 7.438s, 2012                    100       73,804
    Federal Republic of Brazil, 8s, 2014                        126       92,480
    Federal Republic of Brazil, 6s, 2024                          7        4,559
    Federal Republic of Brazil, 7.375s, 2024                     85       67,150
    Federal Republic of Brazil, 10.125s, 2027                    85       66,938
    Federal Republic of Brazil, 12.25s, 2030                     55       50,600
                                                                      ----------
                                                                      $  559,162
--------------------------------------------------------------------------------
  Bulgaria - 3.7%
    National Republic of Bulgaria, 7.063s, 2011           $      45   $   35,496
    National Republic of Bulgaria, 3s, 2012                      55       40,494
    National Republic of Bulgaria, 7.563s, 2024                  95       75,989
                                                                      ----------
                                                                      $  151,979
--------------------------------------------------------------------------------
  Indonesia - 1.2%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                 $      85   $   51,000
--------------------------------------------------------------------------------
  Mexico - 7.5%
    Alestra S.A. de R.L. de C.V., 12.625s, 2009
      (Telecommunications)                                $      30   $   27,113
    Bepensa S.A. de C.V., 9.75s, 2004+                           37       32,930
    Grupo Industrial Durango S.A., 12.625s, 2003 (Forest
      and Paper Products)                                        30       30,000
    Grupo Iusacell S.A. de C.V., 14.25s, 2006
      (Telecommunications)##                                     42       43,890
    Grupo Minero Mexico S.A. de C.V., 8.25s, 2008
      (Diversified Minerals)                                     30       24,300
    Maxcom Telecomunicaciones C.V., 13.75s, 2007
      (Telecommunications)##                                     30       26,475
    Satelites Mexicanos S.A. de C.V., 10.125s, 2004
      (Telecommunications)                                       25       16,750
    TV Azteca S.A. de C.V., 10.5s, 2007 (Broadcasting)           45       40,388
    United Mexican States, 11.5s, 2026                           55       66,550
                                                                      ----------
                                                                      $  308,396
--------------------------------------------------------------------------------
  Morocco - 2.2%
    Kingdom of Morocco, 7.75s, 2009                        $    100   $   89,500
--------------------------------------------------------------------------------
  Panama - 1.6%
    Republic of Panama, 4s, 2016                          $      27   $   22,485
    Republic of Panama, 8.875s, 2027                             50       42,188
                                                                      ----------
                                                                      $   64,673
--------------------------------------------------------------------------------
  Peru - 0.5%
    Republic of Peru, 4.5s, 2017                          $      30   $   20,025
--------------------------------------------------------------------------------
  Philippines - 1.7%
    Republic of Philippines, 9.875s, 2019                 $      40   $   32,500
    Republic of Philippines, 10.625s, 2025                       43       36,765
                                                                      ----------
                                                                      $   69,265
--------------------------------------------------------------------------------
  Poland - 2.4%
    Netia Holdings B.V., 10.25s, 2007 (Telecommunications)$ 50 $ 41,250 PTC International Finance B.V., 0s to 2002, 10.75s,
      2007 (Telecommunications)                                  60       41,400
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)##                                     17       17,298
                                                                      ----------
                                                                      $   99,948
--------------------------------------------------------------------------------
  Qatar - 1.0%
    State of Qatar, 9.75s, 2030                           $      40   $   39,300
--------------------------------------------------------------------------------
  Russia - 9.5%
    Russian Federation, 8.75s, 2005##                     $      55   $   42,625
    Russian Federation, 10s, 2007##                             100       76,750
    Russian Federation, 11s, 2018##                              23       17,135
    Russian Federation, 12.75s, 2028##                          130      111,638
    Russia Principal Loans, 7.937s, 2020**                      465      140,663
                                                                      ----------
                                                                      $  388,811
--------------------------------------------------------------------------------
  Slovakia - 1.4%
    Slovak Wireless Finance Co., 11.25s, 2007
      (Telecommunications)##                               EUR   60   $   58,851
--------------------------------------------------------------------------------
  South Africa - 3.6%
    Republic of South Africa, 12.5s, 2002                 ZAR 1,000   $  148,735
--------------------------------------------------------------------------------
  South Korea - 3.4%
    Cho Hung Bank, 11.5s, 2010 (Banks and Credit Cos.)##  $      30   $   28,875
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##         110      109,313
                                                                      ----------
                                                                      $  138,188
--------------------------------------------------------------------------------
  Turkey - 2.3%
    Republic of Turkey, 11.75s, 2010                      $      40   $   40,852
    Republic of Turkey, 11.875s, 2030                            49       52,124
                                                                      ----------
                                                                      $   92,976
--------------------------------------------------------------------------------
  Venezuela - 2.6%
    Republic of Venezuela, 9.25s, 2027                     $    160   $  105,400
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,701,548)                             $2,783,718
--------------------------------------------------------------------------------

Short-Term Obligations - 30.2%
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00 at Amortized Cost    $1,241   $1,240,547
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,942,095)                       $4,024,265
Other Assets, Less Liabilities - 1.9%                                     77,594
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $4,101,859
--------------------------------------------------------------------------------
** Non-income producing security -- in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BRL  = Brazilian Rand                        PLN  = Polish Zloty
EUR  = Euro                                  VEB  = Venezuelan Bolivar
JPY  = Japanese Yen                          ZAR  = South African Rand
MXN  = Mexican Pesos

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,942,095)             $4,024,265
  Cash                                                                16,440
  Foreign currency, at value (identified cost, $1,735)                 1,735
  Net receivable for forward foreign currency exchange
    contracts to purchase                                              5,849
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                    11,002
  Receivable for investments sold                                     93,627
  Interest receivable                                                 76,273
  Deferred organization expenses                                         458
  Other assets                                                            35
                                                                  ----------
      Total assets                                                $4,229,684
                                                                  ----------
Liabilities:
  Net payable for forward foreign currency exchange
     contracts to sell                                            $    6,963
  Payable for investments purchased                                  120,023
  Payable for daily variation margin on open futures
     contracts                                                           328
  Payable to affiliates -
    Management fee                                                        96
    Shareholder servicing agent fee                                        1
  Accrued expenses and other liabilities                                 414
                                                                  ----------
      Total liabilities                                           $  127,825
                                                                  ----------
Net assets                                                        $4,101,859
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $4,163,975
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   91,032
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (357,167)
  Accumulated undistributed net investment income                    204,019
                                                                  ----------
      Total                                                       $4,101,859
                                                                  ==========
Shares of beneficial interest outstanding                           392,774
                                                                    =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $10.44
                                                                    ======

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
-----------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $390,226
                                                                     --------

  Expenses -
    Management fee                                                   $ 32,756
    Trustees' compensation                                              4,190
    Shareholder servicing agent fee                                       289
    Administrative fee                                                    521
    Auditing fees                                                      41,300
    Registration fees                                                  10,014
    Custodian fee                                                      12,643
    Printing                                                           11,013
    Legal fees                                                            987
    Amortization of organization expense                                4,093
    Postage                                                                 6
    Miscellaneous                                                       3,351
                                                                     --------
      Total expenses                                                 $121,163
    Fees paid indirectly                                               (3,366)
    Reduction of expenses by investment adviser                       (69,625)
                                                                     --------
      Net expenses                                                   $ 48,172
                                                                     --------
        Net investment income                                        $342,054
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $326,761
    Futures contracts                                                    (954)
    Foreign currency transactions                                     122,963
                                                                     --------
      Net realized gain on investments and foreign
        currency transactions                                        $448,770
                                                                     --------

  Change in unrealized appreciation (depreciation) -
    Investments                                                      $(12,103)
    Futures contracts                                                   3,020
    Translation of assets and liabilities in foreign
       currencies                                                     (40,692)
                                                                     --------
      Net unrealized loss on investments and foreign
        currency translation                                         $(49,775)
                                                                     --------
        Net realized and unrealized gain on investments
           and foreign currency                                      $398,995
                                                                     --------
          Increase in net assets from operations                     $741,049
                                                                     ========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                2000               1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   342,054          $   386,207
  Net realized gain (loss) on investments and foreign currency transactions        448,770             (607,781)
  Net unrealized gain (loss) on investments and foreign currency translation       (49,775)              72,015
                                                                               -----------          -----------
    Increase (decrease) in net assets from operations                          $   741,049          $  (149,559)
                                                                               -----------          -----------
Distributions declared to shareholders -
  From net investment income                                                   $  (519,205)         $  (362,744)
  In excess of net realized gain on investments and foreign
    currency transactions                                                             --                (27,982)
                                                                               -----------          -----------
    Total distributions declared to shareholders                               $  (519,205)         $  (390,726)
                                                                               -----------          -----------
Net increase (decrease) in net assets from fund share transactions             $   310,371          $(1,216,578)
                                                                               -----------          -----------
    Total increase (decrease) in net assets                                    $   532,215          $(1,756,863)
Net assets:
  At beginning of year                                                           3,569,644            5,326,507
                                                                               -----------          -----------
  At end of year (including accumulated undistributed net investment
    income of $204,019 and $274,121, respectively)                             $ 4,101,859          $ 3,569,644
                                                                               ===========          ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                 ---------------------------------------------------------------------------
                                                       2000             1999            1998            1997           1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 9.96           $10.86          $11.94          $10.88          $10.00
                                                     ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.91           $ 0.84          $ 0.73          $ 0.94          $ 0.70
  Net realized and unrealized gain (loss) on
    investments
    and foreign currency transactions                  1.10            (0.93)          (0.56)           1.41            0.56
                                                     ------           ------          ------          ------          ------
      Total from investment operations               $ 2.01           $(0.09)         $ 0.17          $ 2.35          $ 1.26
                                                     ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(1.53)          $(0.75)         $(0.40)         $(0.83)         $(0.38)
  From net realized gain on investments and
    foreign
    currency transactions                              --               --             (0.83)          (0.46)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              (0.06)          (0.02)           --              --
                                                     ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(1.53)          $(0.81)         $(1.25)         $(1.29)         $(0.38)
                                                     ------           ------          ------          ------          ------
Net asset value - end of period                      $10.44           $ 9.96          $10.86          $11.94          $10.88
                                                     ======           ======          ======          ======          ======
Total return                                          20.80%            0.18%           1.67%          22.79%          12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.33%            1.31%           1.30%           1.29%           1.25%+
  Net investment income                                8.85%            8.88%           6.46%           8.30%           7.59%+
Portfolio turnover                                      324%             399%            159%            473%            285%
Net assets at end of period (000 omitted)            $4,102           $3,570          $5,327          $5,326          $4,160

(S) Subject to reimbursement by the fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses exclusive of management fees. In consideration, the fund pays MFS a fee not greater than
    0.40% of average net assets. To the extent actual expenses were over this limitation, the net investment income per share would have been:

    Net investment income                            $ 0.72           $ 0.71          $ 0.66          $ 0.85          $ 0.43
    Ratios (to average net assets):
      Expenses##                                       3.14%            2.63%           1.91%           2.07%           4.21%+
      Net investment income                            7.04%            7.56%           5.86%           7.48%           4.63%+

  * For the period from the commencement of the fund's investment operations, August 7, 1995, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the fund) is a nondiversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, $107,049 and $5,671 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income and paid-in capital, respectively, due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 2000, accumulated undistributed net investment income and accumulated distributions in excess of net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $343,929 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2007.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $265,425.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $8,642,390 and $8,786,539, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $3,956,177
                                                                   ----------

Gross unrealized appreciation                                      $  140,935
Gross unrealized depreciation                                         (72,847)
                                                                   ----------
    Net unrealized appreciation                                    $   68,088
                                                                   ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2000         YEAR ENDED JUNE 30, 1999
                                           --------------------------   ------------------------------
                                                SHARES         AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                      1,179   $     12,105          3,006     $      29,302
Shares issued to shareholders in
  reinvestment of distributions                 52,980        519,205         43,174           390,726
Shares reacquired                              (19,816)      (220,939)      (178,320)       (1,636,606)
                                           -----------   ------------   ------------     -------------
    Net increase (decrease)                     34,343   $    310,371       (132,140)    $  (1,216,578)
                                           ===========   ============   ============     =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $26. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                       10/05/00  VEB          147,175,000               $203,000             $209,963             $(6,963)
                                                                              -------              -------              ------
Purchases                    4/16/01  BRL              190,900               $100,000             $ 98,977             $(1,023)
                   7/21/00 - 8/14/00  MXN            2,000,000                200,165              202,036               1,871
                             8/23/00  PLN              546,804                122,000              123,817               1,817
                             10/5/00  VEB          147,715,000                206,779              209,963               3,184
                                                                             --------             --------             -------
                                                                             $628,944             $634,793             $ 5,849
                                                                             ========             ========             =======

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $10,377 with Deutsche Bank and $625 with Merrill Lynch.

Futures Contracts

                                                                                                                 UNREALIZED
DESCRIPTION                                       EXPIRATION            CONTRACTS             POSITION         DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                           September 2000                    3                Short               $(844)
                                                                                                                     -----

At June 30, 2000, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.27% net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                                      PRINCIPAL
DESCRIPTION                                               DATE OF ACQUISITION            AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche 3 Loans, 6.813s, 2004                              11/16/1999           $25,000           $18,406           $19,313
Bepensa S.A. de C.V., 9.75s, 2004                                    5/4/2000            37,000            34,681            32,930
                                                                                                                            -------
                                                                                                                            $52,243
                                                                                                                            =======

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Markets Debt Fund:

We have audited the accompanying statements of assets and liabilities of MFS Institutional Emerging Markets Debt Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Emerging Markets Debt Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                IMD-2  8/00 400